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Exhibit 99.1


        STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
           PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
            CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Dan R. Carmichael, state and attest that:

        (1) To the best of my knowledge, based upon a review of the covered reports of Ohio Casualty Corporation, and, except as corrected or supplemented in a subsequent covered report:

        - No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        - No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

        (2) I have reviewed the contents of this statement with Ohio Casualty Corporation's audit committee.

        (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        - Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Ohio Casualty Corporation;

        - All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Ohio Casualty Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        -  Any amendments to any of the foregoing.


/s/ Dan R. Carmichael                        Subscribed and sworn to
----------------------                       before me this day of
Dan R. Carmichael, CPCU                      August 12, 2002
President and Chief Executive Officer

August 12, 2002                              /s/  Nancy L. Praechter
                                             -----------------------
                                             Notary Public

                                             Nancy L. Praechter
                                          Notary Public, State of Ohio
                                        My Comission Expires Feb. 10, 2005